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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) May 19, 2000


                              Hooper Holmes, Inc.
                     ______________________________________
               (Exact name of registrant as specified in charter)


     New York                        1-9972              22-1659359
----------------------------       -------------     ------------------
(State or other jurisdiction        (Commission      (IRS Employer
    of incorporation)               File Number)    Identification No.)

               170 Mt. Airy Road, Basking Ridge, New Jersey 07920
               __________________________________________________
               (Address of principal executive officers)   (zip)

       Registrant's telephone number, including area code   908/766-5000


                                      None
             ______________________________________________________
         (Former names or former address, if change since last report.)
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                                    FORM 8-K


Item 5.   Other Events.

     On May 19, 2000, the Company issued a press release announcing that its April revenues indicate that analysts' consensus of $77 million of revenues for the second quarter of this year may be overly optimistic. It is possible that the "triple X" regulatory phenomenon that helped boost first quarter revenues may now be depressing revenues for the second quarter. The Company indicated that this phenomenon, which is industry wide, appears to have caused some top line softness during the second quarter to date.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press Release dated May 19, 2000.



                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  Hooper Holmes, Inc.



                                                  By:/s/ Robert William Jewett
                                                     --------------------------
                                                     Robert William Jewett
                                                     Senior Vice President,
                                                     General Counsel & Secretary

Date:  May 24, 2000
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                                 EXHIBIT INDEX


          Exhibit Number                        Description
          --------------                        -----------

              99.1                     Press Release dated May 19, 2000